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                                                                   EXHIBIT 10.50

September 27, 2002

[BANK NAME AND ADDRESS]

Attention:

Re: Credit Agreement dated as of April 22, 2002 (the "Credit Agreement") by and between Baker Hughes Incorporated (the "Company") and [BANK NAME] (the "Bank") Second Amendment
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Dear Mr. [NAME OF OFFICER]:

         This letter agreement is by and between the Company and the Bank, and amends the Credit Agreement effective as of the date hereof as follows:

         1. Section 4.08 (Margin Securities) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "4.08 Margin Securities. The Company is not incurring the indebtedness evidenced by the Note hereunder for the purpose, directly or indirectly, of purchasing or carrying any "margin stock" as that term is defined in Regulations U and X of the Board of Governors of the Federal Reserve System, as amended from time to time, except the Company may purchase its common stock, if after giving effect to such purchases, such indebtedness would not violate any Governmental Requirement (including, without limitation, such Regulations U and X). Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock."

         2. This letter agreement shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is ratified hereby, approved and confirmed in each and every respect. All references to the Credit Agreement in the Credit Agreement shall hereafter be deemed to refer to the Credit Agreement, as amended hereby.

         3. This letter agreement may be separately executed (including execution by delivery of a facsimile or telecopied signature) in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same document.

         Please indicate your consent to the foregoing by executing this letter agreement and the enclosed counterpart thereof in the space provided below, and returning one fully executed original of this letter agreement to the Company.

                                         Very truly yours,
                                         BAKER HUGHES INCORPORATED

                                         /S/ DOUGLAS C. DOTY
                                         By:
                                         Name:    Douglas C. Doty
                                         Title:   Vice President and Treasurer

This Second Amendment is
consented to and agreed by:
[BANK NAME]

By:
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Name:
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Title:
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Date:
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